UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 30, 2002



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________

           DELAWARE                        0-18121               36-3664868
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)

  55TH STREET & HOLMES AVENUE                                      60514
   CLARENDON HILLS, ILLINOIS                                    (Zip Code)
(Address of principal executive
           offices)



        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)


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Item 5.  Other Events.

         On December 30, 2002, MAF Bancorp's banking subsidiary, Mid America Bank, fsb, announced that it has reached agreement with the U.S. Department of Justice to resolve the previously announced investigation by the DOJ into the bank's home mortgage lending practices during the 1996 to 2000 period. While denying that it has at any time violated fair lending laws, the bank agreed to settle the matter in order to avoid the time and expense of protracted litigation. The key provisions of the agreed consent order are described in the attached press release which is incorporated herein by reference.

         The terms of the settlement are not expected to have any material impact on MAF Bancorp's earnings. After giving effect to the implementation of the agreed order, the company still expects to meet or exceed analysts' current consensus estimate of $3.29 per share for 2003. The company plans to provide further earnings guidance for 2003 when releasing 2002 annual results, scheduled for the last week of January.

                          Forward-Looking Information
                          ---------------------------

Statements contained in or incorporated into this report that are not historical facts constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27 of the Securities Act of 1933, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future. Factors which could have a material adverse effect on operations and could affect management's outlook or future prospects of the Company and its subsidiaries include, but are not limited to, unanticipated developments related to fulfilling the agreement with the U.S. Department of Justice, difficulties in achieving anticipated cost savings related to the operation of the acquired banking offices or higher than expected costs related to the Fidelity Bancorp, Inc. acquisition, unanticipated changes in interest rates, deteriorating economic conditions which could result in increased delinquencies in the Company's or Fidelity's loan portfolio, legislative or regulatory developments, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the Company's or Fidelity's loan or investment portfolios, demand for loan products, secondary mortgage market conditions, deposit flows, competition, demand for financial services and residential real estate in the Company's and Fidelity's market areas, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, the possible short-term dilutive effect of other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.


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Item 7(c).  Exhibits.

Exhibit 99.1      Press Release dated December 30, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MAF BANCORP, INC.


                                    By:   /s/ Jerry A. Weberling
                                       -----------------------------------------
                                       Jerry A. Weberling
                                       Executive Vice President and
                                       Chief Financial Officer

Date:  December 30, 2002


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                                INDEX TO EXHIBITS

Exhibits
--------

Exhibit 99.1      Press Release dated December 30, 2002.


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